SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15 (d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report: May 8, 2003	Commission File No.: 0-25969
(Date of earliest event reported)

RADIO ONE, INC.

(Exact name of registrant as specified in its charter)

Delaware	52-1166660
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

5900 Princess Garden Parkway,

7th Floor

Lanham, Maryland 20706

(Address of principal executive offices)

(301) 306-1111

Registrant’s telephone number, including area code

Item 9.    Regulation FD Disclosure (pursuant to Item 12).

Pursuant to the interim guidance provided in Release No. 33-8216, the disclosure being furnished in this Form 8-K is being provided under “Item 12. Results of Operations and Financial Condition.”

On May 8, 2003, the Company issued the press release attached hereto as Exhibit 99.1 to announce its first quarter results for 2003.

The information in this Current Report is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section.

Exhibit Number	Description

99.1	Press release dated May 8, 2003: Radio One, Inc. Reports Record First Quarter Results.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

RADIO ONE, INC.

May 8, 2003	/s/ SCOTT R. ROYSTER
Scott R. Royster
Executive Vice President and Chief Financial Officer (Principal Accounting Officer)